AMENDMENT NO. 5

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(CLASS B SHARES)

The Amended and Restated Master Distribution Agreement (Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a “Portfolio”), with respect to the Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:

1. The heading in the Agreement is amended to change the reference to “Schedule A” in the fourth line thereof to a reference to “Schedule A-1 and Schedule A-2.”.

2. Paragraph NINETEENTH is amended to change the reference to “Exhibit A-1” in the second line thereof to a reference to “Schedule A-1.”

3. Schedule A-2 to the Agreement is hereby deleted in its entirety and replaced with Schedule A-2 attached to this amendment.

All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: November 20, 2003

EACH FUND LISTED ON SCHEDULE A-1 ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A-1

By:	/s/ Mark H. Williamson
	Name:	Mark H. Williamson
	Title:	Executive Vice President

EACH FUND LISTED ON SCHEDULE A-2 ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A-2

By:	/s/ Mark H. Williamson
	Name:	Mark H. Williamson
	Title:	Executive Vice President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene L. Needles
	Name:	Gene L. Needles
	Title:	President

SCHEDULE A-2

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(CLASS B SHARES)

AIM BOND FUNDS, INC.

PORTFOLIOS

INVESCO Tax-Free Bond Fund

INVESCO U.S. Government Securities Fund

AIM COMBINATION STOCK & BOND FUNDS, INC.

PORTFOLIOS

INVESCO Core Equity Fund

INVESCO Total Return Fund

AIM COUNSELOR SERIES FUNDS, INC.

PORTFOLIO

INVESCO Advantage Health Sciences Fund

AIM INTERNATIONAL FUNDS, INC. II

PORTFOLIO

INVESCO European Fund

INVESCO International Core Equity Fund

AIM MANAGER SERIES FUNDS, INC.

PORTFOLIO

INVESCO Multi-Sector Fund

AIM SECTOR FUNDS

PORTFOLIOS

INVESCO Energy Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Real Estate Opportunity Fund

INVESCO Technology Fund

INVESCO Telecommunications Fund

INVESCO Utilities Fund

AIM STOCK FUNDS INC.

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

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